UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2016

FIRST FINANCIAL BANCORP.
(Exact name of registrant as specified in its charter)

Ohio	31-1042001
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Commission file number: 001-34762

255 East Fifth Street, Suite 700, Cincinnati, Ohio 45202
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (877) 322-9530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K                                First Financial Bancorp.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)
On September 7, 2016, First Financial Bank, National Association (the “Bank”), a wholly-owned subsidiary of First Financial Bancorp., announced that, effective October 1, 2016, Richard S. Dennen, presently the President of Oak Street Funding, LLC, a wholly-owned subsidiary of the Bank, will become the President of the Commercial Finance group of the Bank.  The Commercial Finance group is a new internal management group that includes the Bank’s two national lending platforms: Oak Street Funding, which specializes in lending to the insurance industry, certified public accountants, and registered investment advisors; and First Franchise Capital Corporation, which specializes in lending to franchisees in the quick service restaurant business.

Item 7.01.	Regulation FD Disclosure.

On September 7, 2016, First Financial Bancorp. announced certain organizational changes at First Financial Bank, National Association, the wholly-owned subsidiary of First Financial Bancorp.

A copy of the press release announcing the organizational changes is furnished as Exhibit 99.1 to this report.

First Financial Bancorp. does not intend for this Item 7.01 or Exhibit 99.1 to be treated as “filed” for purposes of the
Securities Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.

Item 8.01.	Other Events.

On September 7, 2016, First Financial Bancorp. announced that its bank subsidiary, First Financial Bank, National Association (the “Bank”), filed an application with the Ohio division of Financial Institutions to convert from a national association to an Ohio state-chartered bank.  The Bank will also seek to become a member bank of the Federal Reserve System in connection with the conversion.  The conversion is subject to the approval of both the Ohio Department of Financial Institutions and the Federal Reserve Bank of Cleveland.  Following the conversion, the Bank’s primary regulator will be the Ohio Department of Financial Institutions and its primary federal regulator will be the Federal Reserve Bank of Cleveland.  The conversion is not expected to affect the Bank’s clients in any way and will not affect FDIC deposit insurance on eligible accounts.

Item 9.01    Financial Statements and Exhibits.

The following exhibit shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

(d)    Exhibits:

99.1    First Financial Bancorp. Press Release dated September 7, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANCORP.

By: /s/ John M. Gavigan
John M. Gavigan
Senior Vice President and Chief Financial Officer

Date:	September 7, 2016

Form 8-K                                First Financial Bancorp.

Exhibit Index
Exhibit No.        Description

99.1            First Financial Bancorp. Press Release dated September 7, 2016.